Dreyfus Select Managers Small Cap Growth Fund
Summary Prospectus July 1, 2013
Class Ticker A DSGAX C DSGCX I DSGIX Y DSGYX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.dreyfus.com/funddocuments. You can also get this information at no cost by calling 1-800-DREYFUS (inside the U.S. only) or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated July 1, 2013, (each as revised or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section beginning on page 11 of this prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Management fees	.90	.90	.90	.90
Distribution (12b-1) fees	none	.75	none	none
Other expenses (including shareholder services fees)**	.53	.51	.13	.12
Total annual fund operating expenses	1.43	2.16	1.03	1.02
Fee waiver and/or expense reimbursement***	(.13)	(.11)	-	-
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.30	2.05	1.03	1.02

*Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

**Other expenses for Class Y are based on estimated amounts for the current fiscal year.

***The Dreyfus Corporation has contractually agreed, until at least July 1, 2014, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.05%. On or after July 1, 2014, The Dreyfus Corporation may terminate this expense limitation at any time.

6289SP0713A

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense waiver/reimbursement by The Dreyfus Corporation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$700	$989	$1,300	$2,179
Class C	$308	$665	$1,149	$2,484
Class I	$105	$328	$569	$1,259
Class Y	$104	$325	$563	$1,248

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$700	$989	$1,300	$2,179
Class C	$208	$665	$1,149	$2,484
Class I	$105	$328	$569	$1,259
Class Y	$104	$325	$563	$1,248

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 111.48% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of small cap companies. The fund currently considers small cap companies to be those companies with market capitalizations that fall within the range of companies in the Russell 2000® Growth Index at the time of purchase. Because the fund may continue to hold a security whose market capitalization increases or decreases, a substantial portion of the fund's holdings can have market capitalizations outside the range of the Russell 2000 Growth Index at any given time. The fund's portfolio is constructed so as to have a growth tilt. The fund may invest up to 15% of its net assets in foreign securities.

The fund uses a "multi-manager" approach by selecting one or more subadvisers to manage the fund's assets. The fund may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval. The fund's assets are currently allocated among six subadvisers, each of which acts independently of the others and uses its own methodology to select portfolio investments.

The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

Dreyfus Select Managers Small Cap Growth Fund Summary	2

• Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• Multi-manager risk. Each subadviser makes investment decisions independently, and it is possible that the investment styles of the subadvisers may not complement one another. As a result, the fund's exposure to a given stock, industry or investment style could unintentionally be greater or smaller than it would have been if the fund had a single adviser. In addition, if one subadviser buys a security during a time frame when another subadviser sells it, the fund will incur transaction costs and the fund's net position in the security may be approximately the same as it would have been with a single adviser and no such sale and purchase.

• Allocation risk. There can be no assurance that the allocation of the fund's assets among the subadvisers will be effective in achieving the fund's investment goal.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Since the fund's Class Y shares are new, past performance information is not available for Class Y shares as of the date of this prospectus. Class Y shares would have had substantially similar annual returns as Class A, C and I shares because each share class is invested in the same portfolio of securities and the annual returns would have differed only to the extent that the classes do not have the same expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class A
Best Quarter Q1, 2012: 13.85% Worst Quarter Q3, 2011: -18.11%
The year-to-date total return of the fund's Class A shares as of March 31, 2013 was 12.61%.

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After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (as of 12/31/12) Class (Inception Date)
	1 Year	Since Inception
Class A (7/1/10) returns before taxes	7.07%	15.10%
Class A returns after taxes on distributions	7.07%	15.06%
Class A returns after taxes on distributions and sale of fund shares	4.59%	13.01%
Class C (7/1/10) returns before taxes	11.78%	16.99%
Class I (7/1/10) returns before taxes	13.97%	18.20%
Russell 2000 Growth Index reflects no deduction for fees, expenses or taxes	14.59%	16.67%
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation. The Dreyfus Corporation has engaged its affiliate, EACM Advisors LLC (EACM), to serve as the fund's portfolio allocation manager, responsible for evaluating and recommending subadvisers for the fund. Keith L. Stransky and Robert B. Mayerick, each of EACM, have been primarily responsible for the evaluation and recommendation of subadvisers since the fund's inception. Mr. Stransky is the chief investment officer and a senior portfolio manager for EACM, and Mr. Mayerick is a senior vice president and portfolio manager of EACM.

The fund's assets are allocated among six subadvisers – EAM Investors, LLC, Riverbridge Partners, LLC, Geneva Capital Management Ltd., Nicholas Investment Partners, L.P., King Investment Advisors, Inc. and Cupps Capital Management, LLC – who will provide the fund with portfolio managers responsible for the day-to-day management of the portion of the fund's portfolio managed by the respective subadviser.

Purchase and Sale of Fund Shares

In general, for each share class, other than Class Y, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan, you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079. If you are an Institutional Direct accountholder, you may redeem your shares only by written request. Please contact your BNY Mellon relationship manager for mailing instructions.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Dreyfus Select Managers Small Cap Growth Fund Summary	4